Exhibit 99.1

Microsoft Cloud and AI Strength Fuels Third Quarter Results

REDMOND, Wash. — April 29, 2026 — Microsoft Corp. today announced the following results for the quarter ended March 31, 2026, as compared to the corresponding period of last fiscal year:

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Revenue was $82.9 billion and increased 18% (up 15% in constant currency)
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Operating income was $38.4 billion and increased 20% (up 16% in constant currency)
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Net income was $31.8 billion and increased 23% on a GAAP basis, and increased 20% (up 18% in constant currency) on a non-GAAP basis
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Diluted earnings per share was $4.27 and increased 23% on a GAAP basis, and increased 21% (up 18% in constant currency) on a non-GAAP basis
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Non-GAAP results exclude the impact from investments in OpenAI, explained in the Non-GAAP Definition section below

“We are focused on delivering cloud and AI infrastructure and solutions that empower every business to eval-max their outcomes in the agentic computing era,” said Satya Nadella, chairman and chief executive officer of Microsoft. “Our AI business surpassed an annual revenue run rate of $37 billion, up 123% year-over-year.”

“We delivered results that exceeded expectations across revenue, operating income, and earnings per share, reflecting strong execution and growing demand for the Microsoft Cloud,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

The following table reconciles our financial results reported in accordance with generally accepted accounting principles (GAAP) to non-GAAP financial results. Additional information regarding our non-GAAP definition is provided below. All growth comparisons relate to the corresponding period in the last fiscal year.

Three Months Ended March 31,
	2026			2025			Percentage Change Y/Y
($ in millions, except per share amounts)	As Reported (GAAP)	Adjustment*	As Adjusted (non-GAAP)	As Reported (GAAP)	Adjustment*	As Adjusted (non-GAAP)	GAAP	Constant Currency	Non-GAAP	Non-GAAP Constant Currency
Net Income	$31,778	$14	$31,792	$25,824	$583	$26,407	23%	20%	20%	18%
Diluted Earnings per Share	$4.27	$0.00	$4.27	$3.46	$0.08	$3.54	23%	21%	21%	18%

*Adjustment is the impact from investments in OpenAI

Business Highlights

Microsoft Cloud revenue was $54.5 billion and increased 29% (up 25% in constant currency), and commercial remaining performance obligation increased 99% to $627 billion.

Revenue in Productivity and Business Processes was $35.0 billion and increased 17% (up 13% in constant currency), with the following business highlights:

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Microsoft 365 Commercial cloud revenue increased 19% (up 15% in constant currency)
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Microsoft 365 Consumer cloud revenue increased 33% (up 29% in constant currency)
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LinkedIn revenue increased 12% (up 9% in constant currency)
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Dynamics 365 revenue increased 22% (up 17% in constant currency)

Revenue in Intelligent Cloud was $34.7 billion and increased 30% (up 28% in constant currency), with the following business highlights:

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Azure and other cloud services revenue increased 40% (up 39% in constant currency)

Revenue in More Personal Computing was $13.2 billion and decreased 1% (down 3% in constant currency), with the following business highlights:

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Windows OEM and Devices revenue decreased 2% (down 3% in constant currency)
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Xbox content and services revenue decreased 5% (down 7% in constant currency)
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Search advertising revenue excluding traffic acquisition costs increased 12% (up 9% in constant currency)

Microsoft returned $10.2 billion to shareholders in the form of dividends and share repurchases in the third quarter of fiscal year 2026.

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Customer Stories

Every quarter Microsoft delivers hundreds of products, services, and enhancements. These releases are driven by years of significant research and development investments, to empower customers with greater productivity, security, and differentiated value.

This momentum is reflected in stories that showcase how our technology is shaping industries and driving customer success. We share innovation updates on our product blogs across Azure, Microsoft 365, and more on our Official Microsoft blog.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Brian DeFoe, deputy general counsel and corporate secretary, and Jonathan Neilson, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. Participants can also dial into the conference call at (877) 407-0666 or +1 (201) 689-8023 for international, no password required. The webcast will be available for replay through the close of business on April 29, 2027.

Non-GAAP Definition

Impact from investments in OpenAI. In the third quarter of fiscal year 2026, net losses from investments in OpenAI resulted in a decrease in net income of $14 million and had minimal impact on earnings per share. In the third quarter of fiscal year 2025, net income and diluted earnings per share were impacted by net losses from investments in OpenAI, which resulted in a decrease in net income and diluted earnings per share of $583 million and $0.08, respectively.

Microsoft has provided non-GAAP financial measures related to the impact from investments in OpenAI to aid investors in better understanding our performance. Microsoft believes these non-GAAP measures assist investors by providing additional insight into its operational performance and help clarify trends affecting its business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

Three Months Ended March 31,
	2026		2025		Percentage Change Y/Y			Percentage Change Y/Y
($ in millions, except per share amounts)	As Reported (GAAP)	As Adjusted (non-GAAP)	As Reported (GAAP)	As Adjusted (non-GAAP)	GAAP	Non-GAAP	Constant Currency Impact	Constant Currency	Non-GAAP Constant Currency
Revenue	$82,886	-	$70,066	-	18%	-	$2,067	15%	-
Operating Income	$38,398	-	$32,000	-	20%	-	$1,300	16%	-
Net Income	$31,778	$31,792	$25,824	$26,407	23%	20%	$740	20%	18%
Diluted Earnings per Share	$4.27	$4.27	$3.46	$3.54	23%	21%	$0.10	21%	18%

Segment Revenue Constant Currency Reconciliation

Three Months Ended March 31,
	2026	2025	Percentage Change Y/Y		Percentage Change Y/Y
($ in millions)	As Reported (GAAP)	As Reported (GAAP)	GAAP	Constant Currency Impact	Constant Currency
Productivity and Business Processes	$35,013	$29,944	17%	$1,325	13%
Intelligent Cloud	$34,681	$26,751	30%	$506	28%
More Personal Computing	$13,192	$13,371	(1)%	$235	(3)%

Selected Product and Service Information Constant Currency Reconciliation

Three Months Ended March 31, 2026
	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency
Microsoft Cloud revenue	29%	(4)%	25%
Commercial remaining performance obligation	99%	0%	99%
Microsoft 365 Commercial cloud revenue	19%	(4)%	15%
Microsoft 365 Consumer cloud revenue	33%	(4)%	29%
LinkedIn revenue	12%	(3)%	9%
Dynamics 365 revenue	22%	(5)%	17%
Azure and other cloud services revenue	40%	(1)%	39%
Windows OEM and Devices revenue	(2)%	(1)%	(3)%
Xbox content and services revenue	(5)%	(2)%	(7)%
Search advertising revenue excluding traffic acquisition costs	12%	(3)%	9%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) creates platforms and tools powered by AI to deliver innovative solutions that meet the evolving needs of our customers. The technology company is committed to making AI available broadly and doing so responsibly, with a mission to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

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intense competition in all of our markets that could adversely affect our results of operations;
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focus on cloud-based and AI services presenting execution and competitive risks;

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significant investments in products and services that may not achieve expected returns;
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acquisitions, joint ventures, and strategic alliances that could have an adverse effect on our business;
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cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
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disclosure and misuse of personal data that could cause liability and harm to our reputation;
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the possibility that we may not be able to protect information in our products and services from use by others;
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abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
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products and services, how they are used by customers, and how third-party products and services interact with them, presenting security, privacy, and execution risks;
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issues about the use of AI in our offerings that may result in reputational or competitive harm, or liability;
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excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
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supply or quality problems;
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potential consequences of new, existing, and evolving legal and regulatory requirements;
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claims against us that could result in adverse outcomes in legal disputes;
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uncertainties relating to our business with government customers;
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additional tax liabilities;
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an inability to protect and utilize our intellectual property may harm our business and operating results;
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claims that Microsoft has infringed the intellectual property rights of others;
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damage to our reputation or our brands that may harm our business and results of operations;
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adverse economic or market conditions that could harm our business;
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catastrophic events or geopolitical conditions, such as the COVID-19 pandemic, that could disrupt our business;
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exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange; and
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the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of March 31, 2026. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Jonathan Neilson, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2026	2025	2026	2025

Revenue:
Product	$15,089	$15,319	$47,462	$46,810
Service and other	67,797	54,747	194,370	158,473

Total revenue	82,886	70,066	241,832	205,283

Cost of revenue:
Product	2,733	3,037	9,160	10,187
Service and other	24,095	18,882	67,689	53,630

Total cost of revenue	26,828	21,919	76,849	63,817

Gross margin	56,058	48,147	164,983	141,466
Research and development	8,915	8,198	25,565	23,659
Sales and marketing	6,814	6,212	19,115	18,369
General and administrative	1,931	1,737	5,669	5,233

Operating income	38,398	32,000	114,634	94,205
Other income (expense), net	942	(623)	7,253	(3,194)

Income before income taxes	39,340	31,377	121,887	91,011
Provision for income taxes	7,562	5,553	23,904	16,412

Net income	$31,778	$25,824	$97,983	$74,599

Earnings per share:
Basic	$4.28	$3.47	$13.19	$10.03
Diluted	$4.27	$3.46	$13.14	$9.99

Weighted average shares outstanding:
Basic	7,426	7,434	7,430	7,434
Diluted	7,445	7,461	7,457	7,466

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2026	2025	2026	2025

Net income	$31,778	$25,824	$97,983	$74,599

Other comprehensive income (loss), net of tax:
Net change related to derivatives	0	(20)	(6)	4
Net change related to investments	(239)	450	287	1,130
Translation adjustments and other	(287)	353	(162)	(377)

Other comprehensive income (loss)	(526)	783	119	757

Comprehensive income	$31,252	$26,607	$98,102	$75,356

BALANCE SHEETS

(In millions) (Unaudited)

	March 31, 2026	June 30, 2025

Assets
Current assets:
Cash and cash equivalents	$32,105	$30,242
Short-term investments	46,167	64,323

Total cash, cash equivalents, and short-term investments	78,272	94,565
Accounts receivable, net of allowance for doubtful accounts of $794 and $944	60,041	69,905
Inventories	1,219	938
Other current assets	35,797	25,723

Total current assets	175,329	191,131
Property and equipment, net of accumulated depreciation of $111,723 and $93,653	283,228	204,966
Operating lease right-of-use assets	24,403	24,823
Equity and other investments	33,683	15,405
Goodwill	119,661	119,509
Intangible assets, net	19,325	22,604
Other long-term assets	38,599	40,565

Total assets	$694,228	$619,003

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$37,513	$27,724
Current portion of long-term debt	8,839	2,999
Accrued compensation	11,270	13,709
Short-term income taxes	3,563	7,211
Short-term unearned revenue	50,924	64,555
Other current liabilities	24,552	25,020

Total current liabilities	136,661	141,218
Long-term debt	31,423	40,152
Long-term income taxes	27,941	25,986
Long-term unearned revenue	2,753	2,710
Deferred income taxes	2,899	2,835
Operating lease liabilities	16,703	17,437
Other long-term liabilities	61,481	45,186

Total liabilities	279,861	275,524

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,429 and 7,434	115,069	109,095
Retained earnings	302,526	237,731
Accumulated other comprehensive loss	(3,228)	(3,347)

Total stockholders' equity	414,367	343,479

Total liabilities and stockholders' equity	$694,228	$619,003

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2026	2025	2026	2025

Operations
Net income	$31,778	$25,824	$97,983	$74,599
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	10,167	7,734	27,512	20,116
Stock-based compensation expense	3,081	2,980	9,283	8,901
Net recognized losses (gains) on investments and derivatives	(1,280)	708	(7,304)	3,387
Deferred income taxes	2,602	(2,244)	9,539	(4,835)
Changes in operating assets and liabilities:
Accounts receivable	(4,707)	(2,461)	8,347	5,598
Inventories	(161)	52	(283)	390
Other current assets	758	1,076	215	642
Other long-term assets	(932)	(518)	(2,614)	(3,368)
Accounts payable	2,320	1,179	2,903	1,221
Unearned revenue	(166)	(1,032)	(13,067)	(12,923)
Income taxes	2,296	1,298	(1,568)	(1,081)
Other current liabilities	2,539	2,839	(166)	576
Other long-term liabilities	(1,616)	(391)	(3,286)	292

Net cash from operations	46,679	37,044	127,494	93,515

Financing
Repayments of debt, maturities of 90 days or less	0	0	0	(5,746)
Repayments of debt	0	(2,250)	(3,000)	(3,216)
Common stock issued	541	546	1,489	1,508
Common stock repurchased	(4,627)	(4,781)	(17,692)	(13,874)
Common stock cash dividends paid	(6,756)	(6,169)	(19,687)	(17,913)
Other, net	(509)	(382)	(1,877)	(1,614)

Net cash used in financing	(11,351)	(13,036)	(40,767)	(40,855)

Investing
Additions to property and equipment	(30,876)	(16,745)	(80,146)	(47,472)
Acquisition of companies, net of cash acquired and divestitures, and purchases of intangible and other assets	(258)	(981)	(1,291)	(4,235)
Purchases of investments	(12,006)	(4,474)	(39,522)	(8,144)
Maturities of investments	11,976	6,721	30,424	11,461
Sales of investments	6,358	2,161	15,311	6,688
Other, net	(2,599)	604	(9,445)	(325)

Net cash used in investing	(27,405)	(12,714)	(84,669)	(42,027)

Effect of foreign exchange rates on cash and cash equivalents	(114)	52	(195)	(120)

Net change in cash and cash equivalents	7,809	11,346	1,863	10,513
Cash and cash equivalents, beginning of period	24,296	17,482	30,242	18,315

Cash and cash equivalents, end of period	$32,105	$28,828	$32,105	$28,828

We have recast certain prior period amounts to conform to the current period presentation.

SEGMENT RESULTS

(In millions) (Unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2026	2025	2026	2025

Productivity and Business Processes

Revenue	$35,013	$29,944	$102,149	$87,698
Cost of revenue	6,197	5,517	18,028	16,380
Operating expenses	7,843	7,048	22,142	20,538

Operating income	$20,973	$17,379	$61,979	$50,780

Intelligent Cloud

Revenue	$34,681	$26,751	$98,485	$76,387
Cost of revenue	15,120	10,307	41,000	28,326
Operating expenses	5,808	5,349	16,468	15,612

Operating income	$13,753	$11,095	$41,017	$32,449

More Personal Computing

Revenue	$13,192	$13,371	$41,198	$41,198
Cost of revenue	5,511	6,095	17,821	19,111
Operating expenses	4,009	3,750	11,739	11,111

Operating income	$3,672	$3,526	$11,638	$10,976

Total

Revenue	$82,886	$70,066	$241,832	$205,283
Cost of revenue	26,828	21,919	76,849	63,817
Operating expenses	17,660	16,147	50,349	47,261

Operating income	$38,398	$32,000	$114,634	$94,205